                                  EXHIBIT 32.2
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, YU-EN CHIU, Chief Financial Officer (principal financial officer) of Kid Castle Educational Corporation (the "Registrant"), certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2005 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

                                                          /s/ Yu-En Chiu
                                                    --------------------------
                                                    Name: Yu-En Chiu
                                                    Date: May 20, 2005

Exhibit 32.2

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